Exhibit 3.11

State of Tennessee Department of State

Corporate Filings

312 Eighth Avenue North

6th Floor, William R. Snodgrass Tower

Nashville, TN 37243

ARTICLES OF AMENDMENT

TO THE CHARTER

(For-Profit)

For Office Use Only

2011 JAN 21 AM 11:17

SECRETARY OF STATE

6819.2277

CORPORATE CONTROL NUMBER (IF KNOWN) 151504

PURSUANT TO THE PROVISIONS OF SECTION 48-20-106 OF THE TENNESSEE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS CHARTER:

1. PLEASE INSERT THE NAME OF THE CORPORATION AS IT APPEARS OF RECORD:

Duratek Services, Inc.

IF CHANGING THE NAME, INSERT THE NEW NAME ON THE LINE BELOW:

EnergySolutions Services, Inc.

2. PLEASE MARK THE BLOCK THAT APPLIES:

AMENDMENT IS TO BE EFFECTIVE WHEN FILED BY THE SECRETARY OF STATE.

AMENDMENT IS TO BE EFFECTIVE, (MONTH, DAY, YEAR)

(NOT TO BE LATER THAN THE 90TH DAY AFTER THE DATE THIS DOCUMENT IS FILED.) IF NEITHER BLOCK IS CHECKED, THE AMENDMENT WILL BE EFFECTIVE AT THE TIME OF FILING.

3. PLEASE INSERT ANY CHANGES THAT APPLY:

A. PRINCIPAL ADDRESS: 423 W 300 S Suite 200

STREET ADDRESS

Salt Lake City UT 84101

CITY STATE/COUNTY ZIP CODE

B. REGISTERED AGENT: National Registered Agents, Inc

C. REGISTERED ADDRESS: 2300 Hillsboro Road Suite 305

STREET ADDRESS

Nashville TN 37212

CITY STATE ZIP CODE COUNTY

D. OTHER CHANGES:

4. THE CORPORATION IS FOR PROFIT.

5. THE MANNER (IF NOT SET FORTH IN THE AMENDMENT) FOR IMPLEMENTATION OF ANY EXCHANGE, RECLASSIFICATION, OR CANCELLATION OF ISSUED SHARES IS AS FOLLOWS:

by company resolution

6. THE AMENDMENT WAS DULY ADOPTED ON November 19, 2010 (MONTH, DAY, YEAR)

BY (Please mark the block that applies):

THE INCORPORATORS WITHOUT SHAREHOLDER ACTION, AS SUCH WAS NOT REQUIRED.

THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL, AS SUCH WAS NOT REQUIRED.

THE SHAREHOLDERS.

Director, Chairman

SIGNER’S CAPACITY SIGNATURE

November 23,2010 Val Christensen

DATE NAME OF SIGNER (TYPED OR PRINTED)

SS-4421 (Rev. 10/01) Filing Fee: $20.00 RDA 1678

SECRETARY OF STATE DIVISION OF BUSINESS SERVICES 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville, TN 37243	RECEIVED STATE OF TENNESSEE 2008 NOV 20 PM 1:29 RILEY DARNELL SECRETARY OF STATE

MASS CHANGE OF REGISTERED OFFICE (BY AGENT)

Pursuant to the provisions of Sections 48-15-102 and 48-25-108 of the Tennessee Business Corporation Act, Sections 48-55-102 and 48-65-108 of the Tennessee Nonprofit Corporation Act, Section 48-208-102 of the Tennessee Limited Liability Company Act, Sections 61-2-104 and 61-2-904 of the Tennessee Revised Uniform Limited Partnership Act, and Section 61-1-144 of the Tennessee Uniform Limited Partnership Act, the undersigned registered agent hereby submits this application to change its business address and the registered office address of the businesses noted below:

1.      The names of the affected corporations, limited liability companies, limited partnerships and limited liability partnerships are identified in the attached list by their S.O.S. control numbers, which list is incorporated herein by reference.

2.      The street address of its current registered office of record is 1900 Church Street, Suite 400, Nashville, TN 37219.

3.      The name of the current registered agent is National Registered Agents, Inc.

4.      The street address (including county) of the new registered office is: 2300 Hillsboro Road, Suite 305, Nashville (Davidson County), TN 37212.

5.      After the change, the street addresses of the registered office and the business office of the registered agent will be identical.

6.      The corporations, limited liability companies, limited partnerships and limited liability partnerships identified in the attached list have been notified of the change of address for the registered office.

11/19/08	/s/ Robert K. Rowell
Signature Date	Signature of Registered Agent

Robert K. Rowell
Printed or Typed Name

0180215	0460115	0453815	0361266	0363614	0357999	0300858	0367148
0449352	0122976	0453832	0361351	0363888	0308931	0372725	0366292
0449397	0086721	0454465	0361514	0364019	0358021	0297655	0366352
0177900	0461981	0151504	0361602	0364283	0357427	0298837	0305341
0177066	0462041	0146314	0361653	0364373	0355912	0376121	0366522
0449473	0462070	0454097	0307094	0306874	0355159	0376136	0305175
0175686	0462113	0454142	0308686	0354088	0355261	0376250	0305129
0449043	0462309	0454334	0360674	0354897	0355317	0297689	0366622
0447907	0462487	0151122	0359422	0352929	0355375	0376282	0368301
0447555	0459891	0454401	0305448	0309639	0355392	0376284	0304785
0180722	0462579	0149486	0358411	0309592	0355548	0376065	0369854
0447620	0461751	0139855	0358444	0309404	0355657	0376574	0367202
0447643	0086495	0453929	0358547	0353390	0357256	0376040	0367487
0447678	0462793	0456986	0358606	0353408	0355849	0297632	0367591
0447700	0462860	0456521	0308482	0352834	0366135	0297578	0367722
0448524	0463053	0456573	0358762	0353776	0309318	0297358	0367723
0447820	0086354	0456809	0360205	0352289	0356099	0297097	0368009
0180082	0445165	0456858	0359194	0354105	0356183	0296929	0368115
0180712	0089422	0456892	0361785	0354516	0356570	0376654	0366850
0448173	0100636	0456902	0359605	0309371	0356637	0258229	0371532
0448224	0460344	0455214	0359809	0354613	0356645	0376511	0369830
0448273	0103522	0456934	0359836	0354692	0356646	0375631	0302851
0448323	0103347	0132439	0359870	0354710	0355719	0374828	0302692
0448394	0460413	0456990	0359951	0358169	0374237	0374883	0302679
0453604	0460745	0456992	0360046	0353538	0298819	0374926	0302617
0447787	0461015	0457140	0360111	0351471	0300264	0374942	0302535
0103525	0461970	0457270	0358947	0310523	0299987	0375038	0371232
0459195	0461124	0457420	0365433	0310237	0373981	0375082	0371193
0111233	0461911	0129995	0361723	0350902	0299569	0375208	0371330
0459365	0100460	0456933	0365195	0351152	0374019	0376095	0371029
0459398	0095944	0455695	0365201	0309999	0374020	0375500	0371717
0459412	0461389	0455381	0365217	0309859	0373846	0302260	0371790
0108179	0461396	0138786	0365231	0351416	0374101	0375635	0371857
0459996	0461452	0137963	0306219	0352908	0373845	0298095	0302261
0459695	0461561	0455601	0365241	0351461	0374293	0297921	0371932
0458899	0457496	0135570	0364543	0355008	0374460	0375862	0371980
0459773	0461123	0455605	0365383	0351482	0374531	0375901	0371981
0459790	0455057	0131765	0364525	0351610	0374543	0297823	0302450
0459791	0454735	0455674	0365503	0351677	0299150	0375904	0370531
0459825	0145152	0456378	0365508	0351784	0374739	0375495	0369874
0459861	0454740	0455916	0365712	0351823	0302208	0369098	0369889
0457536	0144030	0455917	0305572	0352024	0374046	0369840	0303625
0459553	0454858	0455918	0365874	0352287	0301298	0304309	0303561
0118611	0454926	0456006	0365906	0351422	0366023	0368637	0303343
0453429	0455217	0456066	0376771	0357740	0372261	0304193	0370155
0128817	0455050	0456294	0365259	0354752	0301938	0368841	0303130
0457751	0146846	0463122	0362839	0357260	0301449	0303945	0303075
0457761	0455089	0455620	0361789	0357361	0372508	0303807	0370452
0124307	0455094	0307427	0307092	0357374	0372510	0368300	0350801
0123488	0455095	0307093	0362215	0357382	0372543	0369000	0303088
0459182	0455108	0308256	0362272	0357384	0300760	0368148	0370670
0121025	0140186	0360409	0362299	0309106	0372743	0369191	0370690
0459095	0457704	0360411	0362312	0356777	0374790	0369216	0370720
0118309	0142829	0360512	0362390	0357730	0372789	0369462	0370811
0458221	0454058	0308177	0364707	0356713	0372927	0369569	0370832
0116412	0453605	0360642	0362706	0357748	0373013	0369655	0370898
0114175	0155731	0360138	0308688	0308998	0373256	0369685	0370385
0458401	0153956	0308044	0362987	0308980	0373484	0372248	0331468
0458804	0153954	0360112	0363111	0357869	0373592	0303655	0332079

Attachment to Mass Change of Registered Office for National Registered Agents, Inc., page 6 of 1 pages

CORPORATION ANNUAL REPORT

Annual Report Filing Fee Due:
$20, if no changes are made in block #6 to the registered agent/office, or
$40, if any changes are made in block #6 to the registered agent/office.

TENNESSEE SECRETARY OF STATE
Attn: Annual Report
312 Eigth Ave. N. 6th Floor
William R. Snodgrass Tower
Nashville, TN 37243

CURRENT FISCAL YEAR CLOSING MONTH: DECEMBER | THIS REPORT IS DUE ON OR BEFORE: 04/01/2008

(1) SECRETARY OF STATE CONTROL NUMBER: 0151504

(2A) NAME AND MAILING ADDRESS OF RECORD:

DURATEK SERVICES, INC.
423 WEST 300 SOUTH
SUITE 200
SALT LAKE CITY, UT, 84101

(2B) STATE OR COUNTRY OF INCORPORATION:
TENNESSEE

(2C) ADD OR CHANGE MAILING ADDRESS:

(3) A. PRINCIPAL ADDRESS OF RECORD: 423 WEST 300 SOUTH, STE 200, SALT LAKW CITY, UT 84101-0000

B. CHANGE OF PRINCIPAL ADDRESS: SEE CHANGES BELOW
Street **423 WEST 300 SOUTH, STE 200** City **SALT LAKE CITY** State **UT** Zip Code +4 **84101-0000**

(4) NAME AND BUSINESS ADDRESS INCLUDING ZIP CODE OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS

Title	Name	Business Address	City, State Zip Code +4
PRESIDENT	R STEVE CREAMER	423 WEST 300 SOUTH, STE. 200	SALT LAKE CITY, UT 84101
SECRETARY	VAL J. CHRISTENSEN	423 WEST 300 SOUTH, STE. 200	SALT LAKE CITY, UT 84101

(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE.)

☒ NONE, OR LISTED BELOW

Name	Business Address	City, State, Zip Code +4
R STEVE CREAMER	423 WEST 300 SOUTH, STE. 200	SALT LAKE CITY, UT 84101
VAL J. CHRISTENSEN	423 WEST 300 SOUTH, STE. 200	SALT LAKE CITY, UT 84101
PHILIP O. STRAWBRIDGE	423 WEST 300 SOUTH, STE. 200	SALT LAKE CITY, UT 84101

(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS: **NATIONAL REGISTERED AGENTS, INC.**

B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS: **1900 CHURCH STREET, SUITE 400, NASHVILLE, TN 37203-0000**

C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE

(I.) CHANGE OF REGISTERED AGENT:

(II.) CHANGE OF REGISTERED OFFICE:

(County)

(7) A. THIS BOX APPLIES **ONLY** TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED: **N/A**

B. TENNESSEE RELIGIOUS CORPORATION: **N/A**

(8) SIGNATURE **ELECTRONIC** | (9) DATE: **5/7/2008**

(10) TYPE PRINT NAME OF SIGNER **SUZANNE ALLEN** | (11) TITLE OF FILER: **ASSISTANT SECRETARY**

FILED, Riley Darnell, Tennessee Secretary Of State, 05/07/2008 14:50:29
CONFIRMATION NUMBER: 1000042252

6308.2243

CORPORATION ANNUAL REPORT

Annual Report Filing Fee Due:

$20, if no changes are made in block #6 to the registered agent/office, or

$40, if any changes are made in block #6 to the registered agent/office.

Please return completed form to:

TENNESSEE SECRETARY OF STATE

Attn: Annual Report

312 Eigth Avenue N. 6th Floor

William R. Snodgrass Tower

Nashville, TN 37243

CURRENT FISCAL YEAR CLOSING MONTH: 12

THIS REPORT IS DUE ON OR BEFORE: 04/01/07

(1) SECRETARY OF STATE CONTROL Number: 0151504

(2A.) NAME AND MAILING ADDRESS OF CORPORATION

DURATEK SERVICES, INC.

10100 OLD COLUMBIA ROAD

COLUMBIA, MD 21046

D 02/05/1985 FOR PROFIT

(2B.) STATE OR COUNTRY OF INCORPORATION

TENNESSEE

(2C.) ADD OR CHANGE MAILING ADDRESS:

423 we. 300 SO Ste # 200

SLC, Ut 84101

6112.2152

(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:

1790 DOCK STREET, MEMPHIS, TN 38106

B. CHANGE OF PRINCIPAL ADDRESS:

STREET CITY STATE ZIP CODE + 4

423 West 300 South, SUITE 200 Salt Lake City Utah 84101

(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.

(ATTACH ADDITIONAL SHEET IF NECESSARY.)

Title Name Business Address City, State, Zip Code + 4

RECEIVED STATE OF TENNESSEE 2007 AUG 20 AM 9:53 RILEY DARNELL SECRETARY OF STATE

President See attached

Secretary

(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE) (ATTACH ADDITIONAL SHEET IF NECESSARY.)

SAME AS ABOVE, NONE, OR LISTED BELOW:

Name Business Address City, State, Zip Code + 4

(6) A NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:

NATIONAL REGISTERED AGENTS, INC.

B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:

1900 CHURCH STREET, SUITE 400, NASHVILLE, TN 37203

C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.

(i.) CHANGE OF REGISTERED AGENT:

(ii.) CHANGE OF REGISTERED OFFICE (Street Address):

(City) (State) TN (Zip Code + 4) (County)

(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED:

IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:

PUBLIC MUTUAL

B. IF A TENNESSEE RELIGIOUS CORPORATION. PLEASE CHECK BOX IF BLANK RELIGIOUS

(8) SIGNATURE (9) DATE 7/13/2007

(10) TYPE/PRINT NAME SIGNER (11) TITLE OF SIGNER

R Steve Creamer President / CEO

** THIS REPORT MUST BE DATED AND SIGNED **

INSTRUCTIONS

Exhibit A

DURATEK SERVICES, INC.

(A Tennessee Corporation)

Directors
Lance L. Hirt	Director
R Steve Creamer	Director

Officers
R Steve Creamer	President & CEO
Jean I. “Chip” Everest II	Senior Vice President, CFO and
Assistant Treasurer
Val J. Christensen	Senior Vice President, General Counsel and Secretary
Michael F. Johnson	Senior Vice President
William M. Bambarger, Jr.	Vice President and Controller
Marshall Erb	Vice President and Treasurer
Michael W. Sitsch	Vice President
Hisham Shamkhani	Vice President
Mark H. Kirshe	Vice President
Troy L. Eshleman	Vice President
Alfred N. Johnson	Vice President
William A. Didgeon	Vice President
Mark H. Clements	Vice President
Bradley W. Bowan	Vice President
Assef Azadeh	Vice President
Suzanne A. Rose	Assistant Secretary

State of Tennessee

Department of State

Corporate Filings

312 Eighth Avenue North

6th Floor, William R. Snodgrass Tower

Nashville, TN 37243

CHANGE OF REGISTERED

AGENT/OFFICE

(BY CORPORATION)

For Office Use Only

RECEIVED

DEPARTMENT OF STATE

2006 SEP 25 PM:

RILEY DARNELL

SECRETARY OF STATE

Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1. The name of the corporation is DURATEK SERVICES, INC.

2. The street address of its current registered office is 800 S. Gay Street, Suite 2021, Knoxville, TN 37929-9710

3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the country in which the office is located is 1900 Church Street, Suite 400 Nashville, TN 37203, Country of Davidson

4. The name of the current registered agent is CT Corporation System

5. If the current registered agent is to be changed, the name of the new registered agent is National Registered Agents, Inc.

6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

9/15/2006

DURATEK SERVICES, INC.

Signature Date

Name of Corporation

Assistant Secretary

Signer’s Capacity

Signature

Paul J. Hagan

Name (typed or printed)

SS-4427 (Rev. 6/00)

RDA 1678

State of Tennessee

Department of State

Corporate Filings

312 Eighth Avenue North

6th Floor, William R. Snodgrass Tower

Nashville, TN 37243

ARTICLES OF AMENDMENT

TO THE CHARTER

(For-Profit)

For Office Use Only

2006 JUL - 6 AM 9:28

RILEY DARNELL

SECRETARY OF STATE

CORPORATE CONTROL NUMBER (IF KNOWN) 0151504

PURSUANT TO THE PROVISIONS OF SECTION 48-20-106 OF THE TENNESSEE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS CHARTER:

1. PLEASE INSERT THE NAME OF THE CORPORATION AS IT APPEARS OF RECORD:

DURATEK SERVICES, INC.

IF CHANGING THE NAME, INSERT THE NEW NAME ON THE LINE BELOW:

2. PLEASE MARK THE BLOCK THAT APPLIES:

AMENDMENT IS TO BE EFFECTIVE WHEN FILED BY THE SECRETARY OF STATE.

AMENDMENT IS TO BE EFFECTIVE, (MONTH, DAY, YEAR)

(NOT TO BE LATER THAN THE 90TH DAY AFTER THE DATE THIS DOCUMENT IS FILED.) IF NEITHER BLOCK IS CHECKED, THE AMENDMENT WILL BE EFFECTIVE AT THE TIME OF FILING.

3. PLEASE INSERT ANY CHANGES THAT APPLY:

A. PRINCIPAL ADDRESS: 1790 DOCK STREET

STREET ADDRESS

MEMPHIS TN 38106

CITY STATE/COUNTY ZIP CODE

B. REGISTERED AGENT:

C. REGISTERED ADDRESS:

STREET ADDRESS

TN

CITY STATE ZIPCODE COUNTY

D. OTHER CHANGES:

4. THE CORPORATION IS FOR PROFIT.

5. THE MANNER (IF NOT SET FORTH IN THE AMENDMENT) FOR IMPLEMENTATION OF ANY EXCHANGE, RECLASSIFICATION, OR CANCELLATION IS ISSUED SHARES IS AS FOLLOWS:

6. THE AMENDMENT WAS DULY ADOPTED ON JUNE 23, 2006 (MONTH, DAY, YEAR) BY (Please mark the block that applies):

THE INCORPORATORS WITHOUT SHAREHOLDER ACTION, AS SUCH WAS NOT REQUIRED.

THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL, AS SUCH WAS NOT REQUIRED.

THE SHAREHOLDERS.

Vice President

SIGNER’S CAPACITY

SIGNATURE

6/23/06

DATE

NAME OF SIGNER (TYPED OR PRINTED)

SS-4421 (Rev. 10/01) Filing Fee: $20.00 RDA 1678

SECRETARY OF STATE DIVISION OF BUSINESS SERVICES 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville, TN 37243	RECEIVED STATE OF TENNESSEE 2004 SEP 27 AM 8:00 RILEY DARNELL SECRETARY OF STATE

MASS CHANGE OF REGISTERED OFFICE (BY AGENT)

Pursuant to the provisions of Sections 48-15-102 and 48-25-108 of the Tennessee Business Corporation Act, Sections 48-55-102 and 48-65-108 of the Tennessee Nonprofit Corporation Act, Section 48-208-102 of the Tennessee Limited Liability Company Act, Sections 61-2-104 and 61-2-904 of the Tennessee Revised Uniform Limited Partnership Act, and Section 61-1-144 of the Tennessee Uniform Limited Partnership Act, the undersigned registered agent hereby submits this application to change its business address and the registered office address of the businesses noted below:

1.	The names of the affected corporations, limited liability companies, limited partnerships and limited liability partnerships are identified in the attached list by their S.O.S. control numbers, which list is incorporated herein by reference.

2.	The street address of its current registered office of record is 530 Gay Street, Knoxville, TN 37902.

3.	The name of the current registered agent is C T CORPORATION SYSTEM.

4.	The street address (including county) of the new registered office is:

                        800 S. Gay Street, Suite 2021, Knoxville, TN 37929-9710 (Knox)

5.	After the change, the street addresses of the registered office and the business office of the registered agent will be identical.

6.	The corporations, limited liability companies, limited partnerships and limited liability partnerships identified in the attached list, and which are companies active on the records of C T Corporation System, have been notified of the change of address for the registered office.

7.	The change submitted for the business entities for which C T Corporation System does not provide active statutory representation services is filed for the State administrative purposes using information provided by the State. C T Corporation System disclaims knowledge of, and responsibility for, any companies for which C T Corporation System does not provide, active services.

9/24/04	/s/ Kenneth J. Uva
Signature Date	Signature of Registered Agent

Kenneth J. Uva, Vice President
Printed or Typed Name

0139039	0142315	0144970	0148120	0151562	0155477	0158740	0162081
0139064	0142367	0145196	0148253	0151773	0155480	0158874	0162095
0139125	0142531	0145198	0148285	0151819	0155519	0158883	0162147
0139231	0142645	0145201	0148399	0151822	0155707	0158956	0162232
0139232	0142653	0145380	0148401	0152114	0155710	0158987	0162264
0139272	0142664	0145381	0148412	0152127	0155731	0159005	0162443
0139419	0142761	0145383	0148440	0152172	0155920	0159071	0162446
0139511	0142789	0145384	0148450	0152201	0156015	0159072	0162655
0139513	0142819	0145534	0148566	0152203	0156029	0159074	0163044
0139521	0142820	0145544	0148570	0152264	0156065	0159124	0163047
0139522	0142823	0145702	0148757	0152402	0156245	0159161	0163108
0139610	0142829	0145707	0148761	0152419	0156367	0159162	0163118
0139675	0142924	0145796	0148845	0152475	0156378	0159163	0163120
0139685	0143062	0145820	0148897	0152480	0156379	0159166	0163216
0139765	0143066	0145909	0148918	0152482	0156574	0159253	0163327
0139775	0143068	0146003	0148980	0152527	0156615	0159258	0163329
0139852	0143089	0146027	0149165	0152529	0156657	0159419	0163331
0139903	0143091	0146042	0149260	0152535	0156734	0159509	0163427
0139906	0143165	0146308	0149266	0152536	0156780	0159562	0163674
0140023	0143249	0146316	0149285	0152537	0156781	0159629	0163827
0140052	0143295	0146324	0149362	0152769	0156786	0159685	0163829
0140189	0143312	0146333	0149379	0152773	0156850	0159692	0163832
0140200	0143313	0146339	0149402	0153013	0156855	0159704	0163834
0140205	0143318	0146345	0149480	0153150	0156949	0159707	0163840
0140219	0143473	0146358	0149526	0153251	0157008	0159871	0163942
0140227	0143475	0146363	0149555	0153332	0157084	0159890	0163994
0140228	0143497	[Illegible]	0149562	0153369	0157161	0159913	0163995
0140259	0143650	0146496	0149652	0153375	0157178	0159923	0163996
0140530	0143651	0146499	0140806	0153406	[Illegible]	0160186	0164034
0140531	0143654	0146656	0149826	0153521	0157194	0160276	0164059
0140577	0143659	0146661	0149923	0153534	0157281	0160281	0164064
0140581	0143662	0146667	0150037	0153537	0157316	0160320	0164067
0140583	0143685	0146685	0150199	0153647	0157320	0160547	0164117
0140591	0143706	0146686	0150243	0153761	0157342	0160634	0164157
0140598	0143707	0146706	0150308	0153771	0157347	0160644	0164244
0140637	0143711	0146741	0150487	0133951	0157349	0160681	0164325
0140681	0143712	0146742	0150599	0153956	0157474	0160683	0164623
0140691	0143714	0146761	0150644	0154002	0157539	0160881	0164744
0140706	0143862	0146773	0150681	0154248	0157570	0160892	0164762
0140823	0143863	0146912	0150683	0154349	0157653	0160938	0164931
0140854	0143865	0146924	0150690	0154409	0157669	0160996	0164936
0140861	0143881	0147042	0150765	0154550	0157679	0160998	0164940
0141035	0143894	0147075	0150772	0154552	0157758	0161004	0165944
0141048	0143973	0147270	0150822	0154618	0157762	0161142	0165045
0141063	0144194	0147391	0151122	0154647	0157783	0161144	0165048
0141078	0144195	0147406	0151154	0154780	0157791	0161146	0165051
0141328	0144196	0147567	0151280	0154806	0157793	0161229	0165146
0141402	0144217	0147584	0151283	0154816	0157826	0161305	0165147
0141403	0144512	0147680	0151285	0154824	0157920	0161367	0165226
0141413	0144593	0147763	0151376	0155005	0157925	0161370	0165316
0141605	0144595	0147765	0151377	0155008	0157933	0161410	0165319
0141607	0144597	0147775	0161379	0155015	0158133	0161535	0165324
0141615	0144599	0147894	0151411	0155151	0158144	0161613	0165328
0141629	0144602	0147964	0151413	0155228	0158205	0161756	0165331
0141768	0144672	0147974	0151447	0155229	0158259	0161801	0165361
0141987	0144824	0147976	0151504	0155232	0158411	0161827	0165443
0141996	0144842	0148002	0151509	0155237	0158418	0161893	0165485
0142185	0144843	0148005	0151514	0155294	0158492	0161932	0165490
0142245	0144918	0148118	0151522	0155401	0158671	0162036	0165491

Attachment to Mass Change of Registered Office for C T CORPORATION SYSTEM, page 6 of 48 pages

CORPORATION ANNUAL REPORT

Annual Report Filing Fee Due:

$20, If no changes are made in block #6 to the registered agent/office,

$40, If any changes are made in block #6 to the registered agent/office

Please return completed form to:

TENNESSEE SECRETARY OF STATE

Attn: Annual Report

312 Eighth Ave. N. 6th Floor

William R. Snodgrass Tower

Nashville, TN. 37243

CURRENT FISCAL YEAR CLOSING MONTH: 12

CORRECT MONTH IS

IF DIFFERENT,

THIS REPORT IS DUE ON OR BEFORE 04/01/03

(1) SECRETARY OF STATE CONTROL NUMBER: 0151504

(2A) NAME AND MAILING ADDRESS OF CORPORATION:

(2B) STATE OR COUNTRY OF INCORPORATION:

TENNESSEE

DURATEK SERVICES, INC.

10100

OLD COLUMBIA ROAD

COLUMBIA, MD 21046

D 02/05/1985 FOR PROFIT

(2C) ADD OR CHANGE MAILING ADDRESS:

Duratek

10100 Old Columbia Road

Columbia, MD 21046

(3) A PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:

1560 BEAR CREEK RD., P.O. BOX 2530, OAK RIDGE, TN 37830

B. CHANGE OF PRINCIPAL ADDRESS:

STREET

CITY

STATE

ZIP CODE + 4

(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.

{ATTACH ADDITIONAL SHEET IF NECESSARY}

TITLE

NAME

BUSINESS ADDRESS

CITY, STATE, ZIP CODE + 4

PRESIDENT

Robert Prince

10100 Old Columbia Rd.

Columbia, MD 21046

SECRETARY

Diane Brown

10100 Old Columbia Rd.

Columbia, MD 21046

Treasurer

Craig Bartlett

10100 Old Columbia Rd.

Columbia, MD 21046

(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY.) SAME AS ABOVE NONE

OR LISTED BELOW:

NAME

BUSINESS ADDRESS

CITY, STATE, ZIP CODE + 4

Robert Prince

10100 Old Columbia Rd.

Columbia, MD 21046

Robert Shawer

10100 Old Columbia Rd.

Columbia, MD 21046

(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:

C T CORPORATION SYSTEM

B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:

530 GAY STREET, KNOXVILLE, TN 37902

C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE

(I) CHANGE OF REGISTERED AGENT:

(II) CHANGE OF REGISTERED OFFICE:

STREET

CITY

STATE

ZIP CODE + 4

COUNTY

TN

RECEIVED

STATE OF TENNESSEE

03 MAR 11 AM 9:00

SECRETARY OF STATE

(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED: IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:

PUBLIC

MUTUAL

B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK.

RELIGIOUS

(8) SIGNATURE

(9) DATE

2/27/2003

(10) TYPE PRINT NAME OF SIGNER: Craig T. Bartlett

(11) TITLE OF SIGNER Treasurer

* * THIS REPORT MUST BE DATED AND SIGNED * *

CONTINUED ON BACK

4402 0399

RECEIVED STATE OF TENNESSEE 02 JAN 25 AM 11:49 RILEY DARNELL SECRETARY OF STATE	ARTICLES OF AMENDMENT TO THE CHARTER OF DURATEK RADWASTE PROCESSING, INC.

In accordance with the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, Duratek Radwaste Processing, Inc., a corporation organized and existing under the laws of the State of Tennessee (the “Corporation”) adopts the following Articles of Amendment (the “Articles of Amendment”) to its Charter (the “Charter”):

FIRST: The name of the Corporation is Duratek Radwaste Processing, Inc.

SECOND: Section 1 of the Charter is hereby amended to read in its entirety as follows:

“1. The name of the corporation is Duratek Services, Inc.”

THIRD: These Articles of Amendment were duly approved and adopted by the Board of Directors on December 28, 2001, and by the sole shareholder of the Corporation on December 28, 2001.

FOURTH: These Articles of Amendment will be effective when filed with the Secretary of State.

4402 0400

IN WITNESS WHEREOF, Duratek Radwaste Processing, Inc. has caused these Articles of Amendment to the Charter to be signed by Robert F. Shawver, its Executive Vice President and Chief Financial Officer, and attested by Craig T. Bartlett, its Assistant Secretary, this 31st day of December 2001.

ATTEST

/s/ Craig T. Bartlett	By:	/s/ Robert F. Shawver
Craig T. Bartlett		Robert F. Shawver
Assistant Secretary		Executive Vice President and Chief Financial Officer

ARTICLES OF MERGER

OF

DURATEK MEMPHIS, INC., A DELAWARE CORPORATION

DURATEK ENGINEERING GROUP, INC, A DELAWARE CORPORATION,

DURATEK MEMPHIS GROUP, L.L.C., A DELAWARE LIMITED LIABILITY

COMPANY,

AND

DURATEK FIELD SERVICES, INC., A MARYLAND CORPORATION,

WITH AND INTO

DURATEK RADWASTE PROCESSING, INC., A TENNESSEE

CORPORATION

Pursuant to the provisions of the Tennessee Business Corporation Act, the undersigned business entities hereby execute the following articles of merger:

FIRST: The names of the corporations and limited liability company planning to merge are Duratek Memphis. Inc., a Delaware corporation, Duratek Engineering Group. Inc., a Delaware corporation, Duratek Memphis Group. L.L.C., a Delaware limited liability company. Duratek Field Services. Inc., a Maryland corporation, and Duratek Radwaste Processing. Inc., a Tennessee corporation. The name of the surviving corporation into which each of Duratek Memphis. Inc. Duratek Engineering Group. Inc., Duratek Memphis Group, L.L.C. and Duratek Field Services. Inc. plan to merge is Duratek Radwaste Processing, Inc.

SECOND: Attached hereto as Exhibit A and made a part hereof is the Agreement and Plan of Merger for merging Duratek Memphis, Inc., Duratek Engineering Group, Inc., Duratek Memphis Group. L.L.C. and Duratek Field Services, Inc. with and into Duratek Radwaste Processing, Inc. as adopted by the unanimous written consent of the Board of Directors of each of the respective corporations and the sole member of the limited liability company on December 28, 2001.

THIRD: The shareholders entitled to vote thereon of Duratek Radwaste Processing. Inc. approved and duly adopted the Agreement and plan of Merger by the unanimous written consent of all shareholders on December 28, 2001.

FOURTH: The Agreement and Plan of Merger was duly authorized by all actions required by the laws under which each of Duratek Memphis, Inc., Duratek Engineering Group. Inc., Duratek Memphis Group. L.L.C. and Duratek Field Services, Inc. were formed or organized and in accordance with the provisions of each of their respective charters and limited liability company agreement.

FIFTH: This effective time of the merger is 11.59 p.m. on December 31, 2001.

IN WITNESS WHEREOF, each of the parties hereto has caused this Articles of Merger to be executed on its behalf by its officer duly authorized, this 28th day of December, 2001.

DURATEK MEMPHIS, INC., a Delaware corporation

By:	/s/ Robert F. Shawver
Name:	Robert F. Shawver
Title:	Executive Vice President and Chief
Financial Officer

DURATEK ENGINEERING GROUP, INC., a Delaware corporation

By:	/s/ Robert F. Shawver
Name:	Robert F. Shawver
Title:	Executive Vice President and Chief
Financial Officer

DURATEK FIELD SERVICES, INC. a Maryland corporation

By:	/s/ Robert F. Shawver
Name:	Robert F. Shawver
Title:	Executive Vice President and Chief
Financial Officer

DURATEK RADWASTE PROCESSING, INC., a Tennessee corporation

By:	/s/ Robert F. Shawver
Name:	Robert F. Shawver
Title:	Executive Vice President and Chief
Financial Officer

4378 1212

Duratek Memphis Group, L.L.C.

By: Duratek, Inc., its sole member

By	/s/ Craig T. Bartlett
Name:	Craig T. Bartlett
Title:	Treasurer

Exhibit A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of December 28, 2001 (this “Agreement”), is entered into between Duratek Memphis, Inc., a Delaware corporation (“Duratek Memphis”), Duratek Engineering Group, Inc., a Delaware corporation (“Duratek Engineering”), Duratek Memphis Group, L.L.C., a Delaware limited liability company (“Duratek Memphis Group”). Duratek Field Services, Inc., a Maryland corporation (“Duratek Field Services”) and Duratek Radwaste Processing, Inc., a Tennessee corporation (“Duratek Radwaste Processing”).

RECITALS

Each of Durctck Memphis, Duratek Engineering, Duratek Memphis Group, Duratek Field Services and Duratek Radwaste Processing is a wholly owned subsidiary of Duratek. Inc., a Delaware Corporation (“Duratek”). The Boards of Directors of Duratek Memphis, Duratek Engineering, Duratek Field Services and Duratek Radwaste Processing and the sole member of Duratek Memphis Group believe that it is in the best interests of each of the respective corporations and their respective stockholders and the limited liability company and its sole member that Duratek Memphis. Duratek Engineering. Duratek Memphis Group and Duratek Field Services merge with and into Duratek Radwaste Processing under and pursuant to the provisions of this Agreement, the Tennessee Business Corporation Act. as amended (“Tennessee Act”), the Maryland General Corporations Law, as amended (“Maryland Act”), the Delaware Limited Liability Company Act, as amended (“DLLCA”) and the General Corporation Law of the State of Delaware (“DGCL”), as amended.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Merger. Upon the terms and subject to the conditions set forth in this Agreement; Duratek Memphis, Duratek Engineering, Duratek Memphis Group and Duratek Field Services shall be merged with and into Duratek Radwaste Processing (the “Merger”). The Merger shall be consummated by filing with (a) the Secretary of State of the State of Tennessee properly executed articles of merger in such form as is required by the relevant provisions of the Tennessee Act, together with such other documents as may be required by the Tennessee Act, (b) the State Department of Assessments and Taxation of the State of Maryland properly executed articles of merger in such form as is required by the relevant provisions of the Maryland Act, together with such other documents as may be required by the Maryland Act for Duratek Field Services and (c) the Delaware Secretary of State a properly executed certificate of merger in such form as is required by the relevant provisions of the DLLCA and DGCL (the “Certificate of Merger”), together with such other documents as may be required by the DLLCA and DGCL for each of Duratek Memphis, Duratek Memphis Group and Duratek Engineering, The Merger shall become effective at 11 :59 p.m. on December 31, 2001 (the time the Merger becomes effective being hereinafter referred to as the “Effective Time”).

2. Effects of Merger. The Merger shall have the effects set forth in this Agreement Section 48-21-108 of the Tennessee Act, Section 3-114 of the Maryland Act, Section 18-209 of the DLLCA and Section 259 of the DGCL.

3. Surviving Corporation. Following the Effective Time, the separate business entity existence of Duratek Memphis, Duratek Engineering. Duratek Memphis Group and Duratek Field Services (the “Merging Entities”) shall cease and Duratek Radwaste Processing shall be the surviving corporation (the “Surviving Corporation”) in the Merger and shall succeed to and assume the rights and obligations of each of the Merging Entities in accordance with applicable law.

4. Certificate of Incorporation. At the Effective Time, the Charter of Duratek Radwaste Processing shall be the Charter of the Surviving Corporation until thereafter amended in accordance with applicable law.

5. Bylaws. The Bylaws of Duratek Radwaste Processing as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until thereafter amended as provided therein or by applicable law.

6. Board of Directors and Officers. The directors of Duratek Radwaste Processing immediately prior to the Effective Time shall be the directors of the Surviving Corporation following the Effective Time, and such persons shall serve as directors until their respective successors are duly elected or appointed and qualified in the manner provided in the Charter and Bylaws of the Surviving Corporation, or as otherwise provided by law. The officers of Duratek Radwaste Processing immediately prior to the Effective Time shall be the officers of the Surviving Corporation following the Effective Time, and such persons shall serve in such offices until their respective successors are duty elected or appointed and qualified in the manner provided in the Charter and Bylaws of the Surviving Corporation, or as otherwise provided by law.

7. Cancellation of the Merging Entities Outstanding Capital Stock. Each of the Merging Entities and the Surviving Corporation is a wholly-owned subsidiary of Duratek and each share of common stock or membership interest of each of the Merging Entities issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any further action, be cancelled.

8. Assumption of Merging Entity’s Privileges, Assets and Liabilities by Surviving Corporation. (i) From and after the effective time of the merger, all of the estate property, rights, privileges, powers and franchises of each of the Merging Entities shall become vested in and held by the Surviving Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by the Merging Entities, and the Surviving Corporation shall assume all of the obligations of each of the Merging Entities.

(ii) From and after the effective date of the merger, the assets and liabilities of the Surviving Corporation and of each of the Merging Entities shall be entered on the books of the Surviving Corporation at the amounts at which they shall be carried at such time on the respective books of the Surviving Corporation and each of the Merging Entities, subject to such inter-company adjustments or eliminations, if any, as may be required to give effect to the merger.

9. Termination; Amendment. This Agreement may be terminated and abandoned by action of the Boards of Directors of Duratek Memphis, Duratek Engineering, Duratek Field Services and Duratek Radwaste Processing or the Sole Member of Duratek Memphis Group at any time prior to the Effective Time, whether before or after approval by the stockholders of any or all of the parties hereto. The Boards of Directors or Members of the parties hereto may amend this Agreement at any time prior to the Effective Time; provided, that an amendment made subsequent to the approval of this Agreement by the stockholders of any of the parties hereto shall not (i) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto or (ii) change any other terms or conditions of this Agreement if such change would adversely affect the holders of any capital stock of any party hereto.

10. Inspection of Agreement. Executed copies of this Agreement shall be on file at the principal place of business of Duratek Radwaste Processing at 10100 Old Columbia Road, Columbia, Maryland 21046. A copy of this Agreement shall be furnished by Duratek Radwaste Processing, upon request and without cost, to any stockholder or member of Duratek Memphis, Duratek Memphis Group, Duratek Engineering, Duratek Field Services and Duratek Radwaste Processing.

11. Service of Process. Service of process may be [illegible] to the Surviving Corporation at 10100 Old Columbia Road, Columbia, Maryland 21046.

12. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Tennessee without regard to its conflicts of laws principles or rules.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

DURATEK MEMPHIS GROUP, L.L.C. a Delaware limited liability company

By: Duratek, Inc., its sole member

By:	/s/ Craig T. Bartlett
Name:	Craig T. Bartlett
Title:	Treasurer

ARTICLES OF MERGER

OF

GTS DURATEK COLORADO, INC., A DELAWARE CORPORATION.

SEG NEVADA, INC, A DELAWARE CORPORATION, AND

SEG TRANSPORT LEASING CORPORATION, A DELAWARE

CORPORATION,

WITH AND INTO

DURATEK RADWASTE PROCESSING, INC. A TENNESSEE

CORPORATION

Pursuant to the provisions of the Tennessee Business Corporation Act. the undersigned corporations hereby execute the following articles of merger.

FIRST: The names of the corporations planning to merge are GTS Duratek Colorado, Inc., a Delaware corporation. SEG Nevada, Inc., a Delaware Corporation, SEG Transport Leasing Corporation, a Delaware corporation, and Duratek Radwaste Processing, Inc., a Tennessee corporation. The name of the surviving corporation into which each of GTS Duratek Colorado, Inc, SEG Nevada. Inc. and SEG Transport Leasing Corporation plan to [illegible] is Duratek Radwaste Processing, Inc.

SECOND: Attached hereto as Exhibit A and made a part hereof is the Agreement and Plan of Merger for merging GTS Duratek Colorado, Inc., SEG Nevada. Inc., and SEG Transport Leasing Corporation with and into Duratek Radwaste Processing, Inc. as adopted by the unanimous written consent of the Board of Directors of each of the respective corporations on December 28, 2001.

THIRD: The shareholders entitled to vote thereon of Duratek Radwaste Processing, Inc. approved and duly adopted the Agreement and Plan of Merger by the unanimous written consent of all shareholders on December 28, 2001.

FOURTH: The Agreement and Plan of Merger was duly authorized by all actions required by the laws under which each of GTS Duratek Colorado, Inc., SEG Nevada, lnc. and SEG Transport Leasing Corporation were organized and in accordance with the provisions of each of their respective charters.

FIFTH: The effective time of the merger shall be at 11.59 p.m. on December 31, 2001.

IN WITNESS WHEREOF, each of the parties hereto has caused this Articles of Merger to be executed on its behalf by its officer duly authorized, this 28th day of December, 2001.

GTS DURATEK COLORADO, INC.,
a Delaware corporation

By:	/s/ Robert F. Shawver
Name:	Robert F. Shawver
Title:	Executive Vice President and Chief
Financial Officer

SEG NEVADA, INC., a Delaware corporation

By:	/s/ Robert F. Shawver
Name:	Robert F. Shawver
Title:	Executive Vice President and Chief
Financial Officer

SEG TRANSPORT LEASING CORPORATION a Delaware corporation

By:	/s/ Robert F. Shawver
Name:	Robert F. Shawver
Title:	Executive Vice President and Chief
Financial Officer

DURATEK RADWASTE PROCESSING, INC, a Tennessee corporation

By:	/s/ Robert F. Shawver
Name:	Robert F. Shawver
Title:	Executive Vice President and Chief
Financial Officer

Exhibit A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of December 28, 2001 (this “Agreement”), is entered into between GTS Duratek Colorado, Inc., a Delaware corporation (“GTS Duratek Colorado”), SEG Nevada, Inc., a Delaware corporation (“SEG Nevada”), and SEG Transport Leasing Corporation, a Delaware corporation (“SEG Transport Leasing”) and Duratek Radwaste Processing, Inc., a Tennessee corporation (“Duratek Radwaste Processing”).

RECITALS

A. Duratek Radwaste Processing owns all of the issued and outstanding capital stock of GTS Duratek Colorado.

B. Duratek Radwaste Processing owns all of the issued and outstanding capital stock of SEG Nevada.

C. Duratek Radwaste Processing owns all of the issued and outstanding capital stock of SEG Transport Leasing.

D. The Boards of Directors of GTS Duratek Colorado, SEG Nevada, and SEG Transport Leasing and Duratek Radwaste Processing believe that it is in the best interests of each of the respective corporations and their respective stockholders that GTS Duratek Colorado, SEG Nevada, SEG Transport Leasing merge with and into Duratek Radwaste Processing under and pursuant to the provisions of this Agreement, the Tennessee Business Corporation Act (“Tennessee Act”) and the General Corporation Law of the State of Delaware (“DGCL”), as amended.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Merger. Upon the terms and subject to the conditions set forth in this Agreement, GTS Colorado, SEG Nevada, and SEG Transport Leasing shall be merged with and into Duratek Radwaste Processing (the “Merger”). The Merger shall be consummated by filing with (a) the Secretary of State of the State of Tennessee properly executed articles of merger in such form as is required by the relevant provisions of the Tennessee Act, together with such other documents as may be required by the Tennessee Act, and (b) the Delaware Secretary of State a properly executed certificate of merger in such form as is required by the relevant provisions of the DGCL (the “Certificate of Merger”), together with such other documents as may be required by the DGCL for each of GTS Duratek Colorado, SEG Nevada and SEG Transport Leasing. The

Merger shall become effective at 11:59 p.m. on December 31, 2001 (the time the Merger becomes effective being hereinafter referred to as the “Effective Time”).

2. Effects of Merger. The Merger shall have the effects set forth in this Agreement, Section 48- 21-108 of the Tennessee Act and Section 259 of the DGCL.

3. Surviving Corporation. Following the Effective Time, the separate corporate existence of GTS Duratek Colorado, SEG Nevada and SEG Transport Leasing (the “Merging Corporations”) shall cease and Duratek Radwaste Processing shall be the surviving corporation (the “Surviving Corporation”) in the Merger and shall succeed to and assume the rights and obligations of each of the Merging Corporations in accordance with applicable law.

4. Certificate of Incorporation. At the Effective Time, the Charter of Duratek Radwaste Processing shall be the Charter of the Surviving Corporation until thereafter amended in accordance with applicable law.

5. Bylaws. The Bylaws of Duratek Radwaste Processing as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until thereafter amended as provided therein or by applicable law.

6. Board of Directors and Officers. The directors of Duratek Radwaste Processing immediately prior to the Effective Time shall be the directors of the Surviving Corporation following the Effective Time, and such persons shall serve as directors until their respective successors are duly elected or appointed and qualified in the manner provided in the Charter and Bylaws of the Surviving Corporation, or as otherwise provided by law. The officers of Duratek Radwaste Processing immediately prior to the Effective Time shall be the officers of the Surviving Corporation following the Effective Time, and such persons shall serve in such offices until their respective successors are duly elected or appointed and qualified in the manner provided in the Charter and Bylaws of the Surviving Corporation, or as otherwise provided by law.

7. Cancellation of the Merging Corporation’s Outstanding Common Stock. Each of the Merging Corporations is a wholly-owned subsidiary of the Surviving Corporation and each share of common stock of each of the Merging Corporations issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any further action, be cancelled.

8. Assumption of Merging Corporation’s Privileges, Assets and Liabilities by Surviving Corporation. (i) From and after the effective time of the merger, all of the estate property, rights, privileges, powers and franchises of each of the Merging Corporations shall become vested in and held by the Surviving Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by the Merging Corporations, and the Surviving Corporation shall assume all of the obligations of each of the Merging Corporations.

(ii) From and after the effective date of the merger, the assets and liabilities of the Surviving Corporation and of each of the Merging Corporations shall be entered on the books of the Surviving Corporation at the amounts at which they shall be carried at such time on the respective books of the Surviving Corporation and each of the Merging Corporations, subject to such inter-company adjustments or eliminations, if any, as may be required to give effect to the merger.

9. Termination; Amendment. This Agreement may be terminated and abandoned by action of the Boards of Directors of GTS Duratek Colorado, SEG Nevada, SEG Transport Leasing and Duratek Radwaste Processing at any time prior to the Effective Time, whether before or after approval by the stockholders of any or all of the parties hereto. The Boards of Directors of the parties hereto may amend this Agreement at any time prior to the Effective Time; provided, that an amendment made subsequent to the approval of this Agreement by the stockholders of any of the parties hereto shall not (i) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto or (ii) change any other terms or conditions of this Agreement if such change would adversely affect the holders of any capital stock of any party hereto.

10. Inspection of Agreement. Executed copies of this Agreement shall be on file at the principal place of business of Duratek Radwaste Processing at 10100 Old Columbia Road, Columbia, Maryland 21046. A copy of this Agreement shall be furnished by Duratek Radwaste Processing, upon request and without cost, to any stockholder of GTS Duratek Colorado, SEG Nevada, SEG Transport Leasing and Duratek Radwaste Processing.

11. Service of Process. Service of process may be mailed to the Surviving Corporation at 10100 Old Columbia Road, Columbia, Maryland 21046.

12. Governing Law. This Agreement shall in all respect [illegible] construed, interpreted and enforced in accordance with and governed by the laws of the State of Tennessee without regard to its conflicts of laws principles or rules.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement and Plan of Merger to be executed on its behalf by its officer duly authorized, all as of the date first above written.

GTS DURATEK COLORADO, INC., a Delaware corporation

By:	/s/ Robert F. Shawver
Name:	Robert F. Shawver
Title:	Executive Vice President and Chief
Financial Officer

SEG NEVADA, INC., a Delaware corporation

By:	/s/ Robert F. Shawver
Name:	Robert F. Shawver
Title:	Executive Vice President and Chief
Financial Officer

SEG TRANSPORT LEASING CORPORATION a Delaware corporation

By:	/s/ Robert F. Shawver
Name:	Robert F. Shawver
Title:	Executive Vice President and Chief
Financial Officer

DURATEK RADWASTE PROCESSING, INC., a Tennessee corporation

By:	/s/ Robert F. Shawver
Name:	Robert F. Shawver
Title:	Executive Vice President and Chief
Financial Officer

ARTICLES OF AMENDMENT

TO THE CHARTER OF

GTS DURATEK BEAR CREEK, INC.

In accordance with the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, GTS Duratek Bear Creek, Inc., a corporation organized and existing under the laws of the State of Tennessee (the “Corporation”) adopts the following Articles of Amendment (the “Articles of Amendment”) to its Charter (the “Charter”):

FIRST: The name of the Corporation is GTS Duratek Bear Creek, Inc.

SECOND: Section 1 of the Charter is hereby amended to read in its entirety as follows:

“1. The name of the corporation is Duratek Radwaste Processing, Inc.”

THIRD: These Articles of Amendment were duly approved and adopted by the Board of Directors on January 17, 2001, and by the sole shareholder of the Corporation on January 17, 2001.

FOURTH: These Articles of Amendment will be effective when filed with the Secretary of State.

4093 0203

IN WITNESS WHEREOF, GTS Duratek Bear Creek, Inc. has caused these Articles of Amendment to the Charter to be signed by Robert F. Shawver, its Executive Vice President and Chief Financial Officer, and attested by Diane R. Brown, its Secretary, this 18th day of January 2001.

ATTEST

/s/ Diane R. Brown	By:	/s/ Robert F. Shawver
Diane R. Brown		Robert F. Shawver
Secretary		Executive Vice President and
Chief Financial Officer

CORPORATION ANNUAL REPORT

STATE OF TENNESSEE

SECRETARY OF STATE

SUITE 1800, JAMES K. POLK BUILDING

NASHVILLE, TN 37243-0306

AMOUNT DUE - $20.00

CURRENT FISCAL YEAR CLOSING MONTH: 12

CORRECT MONTH IS

IF [illegible]

THIS REPORT IS DUE ON OR BEFORE 04/01/98

(1) SECRETARY OF STATE CONTROL NUMBER: 0151504

OR FEDERAL EMPLOYER IDENTIFICATION NUMBER: 62-1234045

(2A.) NAME AND MAILING ADDRESS OF CORPORATION:

(2B.) STATE OR COUNTRY OF INCORPORATION:

TENNESSEE

GTS DURATEK BEAR CREEK, INC

1560 BEAR CREEK RD.

P.O. BOX 2530

OAK RIDGE, TN 37830

D 02/05/1985 FOR PROFIT

(2C.) ADD OR CHANGE MAILING ADDRESS:

10100 Old Columbia Road

Columbia, MD 21046

ATTN: Kathy Goldberg

(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:

1560 BEAR CREEK RD., P.O. BOX 2530, OAK RIDGE, TN 37830

B. CHANGE OF PRINCIPAL ADDRESS

STREET

CITY

STATE

ZIP CODE +4

** BLOCKS 4A AND 4B MUST BE COMPLETED OR THE ANNUAL REPORT WILL BE RETURNED **

(4) A. NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS

(ATTACH ADDITIONAL SHEET IF NECESSARY)

TITLE

NAME

BUSINESS ADDRESS

CITY, STATE, ZIP CODE + 4

PRESIDENT

Robert E. Prince

10100 Old Columbia Rd

Columbia, MD 21046

SECRETARY

Diane R. Brown

10100 Old Columbia Rd

Columbia, MD 21046

VP

Robert F. Shawver

10100 Old Columbia Rd

Columbia, MD 21046

Treasurer

Craig T. Bartlett

10100 Old Columbia Rd

Columbia, MD 21046

B. BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE) (ATTACH ADDITIONAL SHEET IF NECESSARY.)

SAME AS ABOVE

NONE

OR LIST BELOW

NAME

BUSINESS ADDRESS

CITY, STATE, ZIP CODE + 4

Robert E. Prince

Same as above

Robert F. Shawver

(5) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS

C T CORPORATION SYSTEM

B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS.

530 GAY STREET, KNOXVILLE, TN 37902

(6) INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE

(BLOCK 5A AND/OR 5B.) THERE IS AN ADDITIONAL $20.00 REQUIRED FOR CHANGES MADE TO THIS INFORMATION

A. CHANGE OF REGISTERED AGENT:

B. CHANGE OF REGISTERED OFFICE:

STREET

CITY

STATE

ZIP CODE + 4

COUNTY

TN

(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED BELOW:

IF BLANK OR CHANGE, PLEASE CHECK APPROPRIATE BOX:

PUBLIC

MUTUAL

B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX UNLESS OTHERWISE INDICATED.

RELIGIOUS

(8) SIGNATURE [GRAPHIC APPEARS HERE]

(9) DATE

8/18/98

(10) TYPE/PRINT NAME OF SIGNER:

Craig T. Bartlett

(11) TITLE OF SIGNER Treasurer

** THIS REPORT MUST BE DATED AND SIGNED**

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME

Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1. The true name of the corporation is	GTS Duratek Bear Creek, Inc.

2. The state or country of incorporation is	Tennessee

3. The corporation intends to transact business is Tennessee under an assumed corporate name.

4. The assumed corporate name the corporation proposes to use is

GTS Duratek

[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]

6/3/90	GTS Duratek Bear Creek, Inc.
Signature Date	Name of Corporation

Treasurer	/s/ Craig T. Bartlett
Signer’s Capacity	Signature

Craig T. Bartlett, Treasurer
Name (typed or printed)

SS-4402 (Rev. 7/93)	RDA 1720

ARTICLES OF AMENDMENT TO THE CHARTER OF THE SCIENTIFIC ECOLOGY GROUP, INC.

In accordance with the provisions of Section 48-20-106 of the Tennessee Business Corporation Act. The Scientific Ecology Group, Inc., a corporation organized and existing under the laws of the State of Tennessee (the “Corporation”), adopts the following Articles of Amendment (the “Articles of Amendment”) to its Charter (the “Charter”):

1. The name of the Corporation is The Scientific Ecology Group, Inc.

2. Section 1 of the Charter is hereby amended to read in its entirety as follows:

“I. The name of the corporation is GTS Duratek Bear Creek, Inc.”

3. These Articles of Amendment were duly approved and adopted by the Board of Directors on January 20, 1998 and by the sole shareholder of the Corporation on January 20, 1998.

4. These Articles of Amendment will be effective when filed with the Secretary of State.

IN WITNESS WHEREOF, The Scientific Ecology Group, Inc, has caused these Articles of Amendment to the Charter to be signed by Robert E. Prince, its President, and attested by Diane R. Brown, its Secretary, this 20th day of January 1998.

ATTEST:	THE SCIENTIFIC ECOLOGY GROUP, INC.

/s/ Diane R. Brown	By:	/s/ Robert E. Prince
Diane R. Brown		Robert E. Prince
Secretary		President

RECEIVED STATE OF TENNESSEE 95 AUG-4 PM 1:20 RILEY DARNELL SECRETARY OF STATE	CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)

Pursuant to the provisions of Section 48-15-102 or 45-25-108 of the Tennessee Business Corporation Act or Section 48-55- [ILLEGIBLE] -65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1. The name of the corporation is	THE SCIENTIFIC ECOLOGY GROUP, INC.

2. The street address of its current registered office is

500 TALLEN BLVD., CHATTANOOGA, TN 37402

3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and
the county in which the office is located is	c/o C T CORPORATION SYSTEM,

530 Gay Street, Knoxville, Tennessee 37902 – Knox County

4. The name of the current registered agent is

PREINTICE-HALL CORPORATION SYSTEM

5. If the current registered agent is to be changed, the name of the new registered agent is

C T CORPORATION SYSTEM

6. After the change(s), the street address of the registered office and the business office of the registered agent will be identical.

August 1, 1995	THE SCIENTIFIC ECOLOGY GROUP, INC.
Signature Date	Name of Corporation

/s/ Justin C. Cherry
Signer’s Capacity	Signature

JUSTIN. C. CHERRY, VICE PRESIDENT
Name (typed or printed)

RECEIVED STATE OF TENNESSEE MAR 19	CHANGE OF REGISTERED OFFICE (BY AGENT)	RECEIVED STATE OF TENNESSEE 93 APR 15 AM 9:45 SECRETARY OF STATE

Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section [Illegible] 48-63-108 of the Tennessee Nonprofit Corporation Act, the undersigned registered agent hereby submits this application:

1. The names of the Corporations are:

Corporation Name	Don. State

THE MORTGAGE CORNER, INC.	CT
THE MUSEUM COMPANY, INC.	DE
THE NATIONAL BENEVOLENT ASSOCIATION OF THE	MO
THE NEW JERSEY ZINC EXPLORATION COMPANY	DE
THE NEW YORK TIMES COMPANY	NY
THE NEWMAN GROUP FINANCIAL SERVICES CORP.	MI
THE OLSTEN CORPORATION	DE
THE ORIGINAL GREAT AMERICAN CHOCOLATE CHIP COOKIE	DE
THE ORMOND SHOPS, INC.	DE
THE PACESETTER CORPORATION	NE

THE PRUDENTIAL REAL ESTATE AFFILIATES, INC.	DE
THE REINFORCED EARTH COMPANY	DE
THE RELOCATION FUNDING CORPORATION OF AMERICA	CA
THE RICHARD LEAHY CORPORATION	IN
THE S.K. WELLMAN CORP.	MI
THE SCIENTIFIC ECOLOGY GROUP, INC.	TN
THE SCOTSMAN GROUP, INC.	MC
THE STEAK ESCAPE OF EAST TOWNE MALL, INC.	WV
THE SYGMA NETWORK, INC.	DE
THE TEXAS COMPANY	MD
THE TRAVIS CORPORATION	TN
THE W.M. BRODE COMPANY	OH
THE WACKENHUT CORPORATION	FL
THE WASHINGTON CONSULTING GROUP, INC.	VA

2. The street address of the current registered office is

Maclellan Building, Third Floor, 722 Chestnut Street, Chattanooga, TN 37402, (Hamilton County)

3. The name of the current registered agent is

The Prentice-Hall Corporation System, Inc.

4. The street address of the new registered office, the ZIP code of such office, and the county in which the office is located is

500 Tallan Building, Two Union Square, Chattanooga, TN 37402-2571, (Hamilton County).

5. After the change, the street addresses of the registered office and the business office of the registered agent will be identical.

6. The above corporations have been notified in writing of the change of address of the registered office.

Dated: March 1, 1993	THE PRENTICE-HALL CORPORATION SYSTEM, INC.

/s/ Richard L. Kushay
Richard L. Kushay Assistant Vice President

ARTICLES OF AMENDMENT TO THE CHARTER OF THE SCIENTIFIC ECOLOGY GROUP, INC.

Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its charter:

1. The name of the corporation is The Scientific Ecology Group, Inc.

2. The text of each amendment adopted is:

3.	The address of the principal office of the Corporation in the State of Tennessee shall be 1560 Bear Creek Road, P.O. Box 2530, Oak Ridge, Tennessee 37830, County of Roane.

3. The corporation is a for-profit corporation.

4. The manner (if not set forth in the amendment) for implementation of any exchange, reclassification, or cancellation of issued shares is as follows:

No change

5. The amendment was duly adopted on April 4, 1989 by (the board of directors without shareholder approval, as such is not required).

[NOTE: Please strike the choices which do not apply to this amendment.]

6. If the amendment is not to be effective when these articles are filed by the Secretary of State, the date/time it will be effective is                             , 19         (date),                              (time).

[NOTE: The delayed effective date shall not be later than the 90th day after the date this document is filed by the Secretary of State.]

April 6, 1989	THE SCIENTIFIC ECOLOGY GROUP, INC.
Signature Date	Name of Corporation

Secretary	/s/ R. E. Peters
Signer’s Capacity	Signature

R. E. Peters
Name (typed or printed)

CORPORATION ANNUAL REPORT

STATE OF TENNESSEE

SECRETARY OF STATE

1177 0068

THIS REPORT IS DUE ON OR BEFORE 06/01/89

REQUIRED INFORMATION OR CORRECTIONS TO COMPUTER ENTRIES MUST BE TYPED OR PRINTED.

(1) (a) CORPORATION CONTROL NUMBER: 0151504

This report will not be filed without this number.

(2) If the address as entered in Block (1)(b) is incorrect, you may enter your corporate mailing address here.

(1)(b) NAME AND MAILING ADDRESS OF CORPORATION:

SCIENTIFIC ECOLOGY GROUP, INC. (THE)

710 SOUTH FIRST STRE

NASHVILLE TN 37213

D 02/05/85 FOR PROFIT

STREET ADDRESS

1560 Bear Creek Rd.

P.O. BOX NUMBER

2530

CITY

Oak Ridge, TN 37830

STATE ZIP CODE

Tennessee 37830

(3) Enter the Federal Employer Identification Number of the corporation. If you have not obtained a FEIN, you may enter “Applied for”. 62-1234045

(4) (a) PRINCIPAL OFFICE OF CORPORATION, as reflected on the records of the Secretary of State: (If blank or incorrect, enter the correct street address, including zip code. An amendment to the charter or an application for amended certificate of authority is required to charge the address on the records, Forms are available upon request.)

710 SOUTH FIRST STRE, NASHVILLE, TN 37213

1560 Bear Creek Rd. Oak Ridge, TN 37830

Please enter any information in regard to a different principal office address on this line.

(4) (b) STATE OR COUNTRY OF INFORMATION: (If blank or incorrect, please enter the correct name of the state or country under whose laws the corporation was formed. An application for amended certificate of authority is required to change the records. Forms are available upon request.)

Tennessee

Please enter correct information on this line.

(5) Enter the [Illegible]

TITLE

NAME

BUSINESS ADDRESS

CITY, STATE, ZIP CODE

PRESIDENT

H. W. Arrowsmith

1560 Bear Creek Rd.

Oak Ridge, TN 37830

VICE PRESIDENT

D. Skvara

1560 Bear Creek Rd.

Oak Ridge, TN 37830

SECRETARY

R. E. Peters

11 Stanwix St.,

Pittsburgh, Pa. 15222

TREASURER

W. P. Shannon

11 Stanwix St.,

Pittsburgh, Pa. 15222

(6) Enter the name and business address of each person on the board of directors. Attach a separate street if necessary. Please note instructions [illegible]

NAME

BUSINESS ADDRESS

CITY, STATE, ZIP CODE

T. A. Christopher

PO Box 355

Pittsburgh, Pa. 15230-0355

RECEIVED

STATE OF TENNESSEE

[illegible]

R. L. Hofer

PO Box 355

Pittsburgh, Pa. 15230-0355

G. P. [illegible]

PO Box 355

Pittsburgh, Pa. 15230-0355

(7) This block contains the name of the registered agent and the address of the registered office required by Tennessee Code Annotated, as currently [Illegible]

ALLEN D. LENTZ

230 4TH AVE H. 3RD FL, NASHVILLE, TN 37219-0757

Name of Registered Agent Address of Registered Office

[Illegible]

Prentice-Hall Corporation System, Inc. Maclellan Bldg. 3rd Flr. 722 Chestnut St.

New Registered Agent and/or Registered Office, If different from Block 7. Chattanooga, TN 37402

(9) This block must contain the [Illegible] and [Illegible] of the business in which the corporation is changed, which should be consistent with those indicated in the charter or application for certificate of authority at this time [Illegible].

Processing of Low Level Radioactive Waste

(10) THIS BLOCK APPLIES ONLY TO NONPROFIT CORPORATIONS.

(a) Check the appropriate box as it applies to your [Illegible] corporation. It is required that one, but not both, of the boxes be [Illegible].

[Illegible]

This corporation as a mutual benefit corporation. (A mutual benefit corporation is one that is designated as such by [Illegible], by the original incorporation document, or by as amended incorporation document.)

(b) If a domestic religious corporation, please check box.

NOTE: The filing of this annual report is required by Chapter [Illegible]

(11) I declare that I have [Illegible] report, and to the best of my knowledge and belief, it is true, correct, and complete as of this date.

Samuel T. Pelchar

Signature

Name (as typed or printed)

2/28/89

Vice President

Date

Title

ANY INCOMPLETE, UNSIGNED OR [ILLEGIBLE] REPORT WILL BE RETURNED

[Illegible]

RECEIVED STATE OF TENNESSEE	CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)

Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submit this application:

1. The name of the corporation is	The Scientific Ecology Group, Inc.

2. The street address of its current registered office is

230 Fourth Avenue, North, Nashville, TN 37219.

3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and
the county in which the office is located is	c/o The Prentice-Hall Corporation System, Inc., Maclellan Building, Third Floor, 722

Chestnut Street, Chattanooga, Tennessee 37402 (Hamilton County)

4. The name of the current registered agent is

Allen D. Lentz.

5. If the current registered agent is to be changed, the name of the new registered agent is	The Prentice-Hall Corporation
System, Inc.

6. After the change(s), the street address of the registered office and the business office of the registered agent will be identical.

February 3, 1989	THE SCIENTIFIC ECOLOGY GROUP, INC.
Signature Date	Name of Corporation

Secretary	/s/ R. E. Peters
Signer’s Capacity	Signature

R. E. Peters
Name (typed or printed)

ATTACHMENT I ARTICLES OF MERGER OF WESTINGHOUSE SCIENTIFIC ECOLOGY GROUP, INC. AND THE SCIENTIFIC ECOLOGY GROUP, INC.

To the Secretary of State

State of Tennessee

Pursuant to the provisions of the Tennessee Business Corporation Act, the domestic corporation and the foreign corporation herein named do hereby adopt the following articles of merger.

1. The names of the corporations planning to merge are Westinghouse Scientific Ecology Group, Inc., which is a corporation for profit organized under the laws of the State of Delaware, and The Scientific Ecology Group, Inc., which is a corporation for profit organized under the laws of the State of Tennessee. The name of the surviving corporation into which Westinghouse Scientific Ecology Group, Inc. plans to merge is The Scientific Ecology Group, Inc.

2. Annexed hereto and made a party hereof is the Plan of Merger for merging Westinghouse Scientific Ecology Group, Inc. with and into The Scientific Ecology Group, Inc. as adopted by unanimous written consent by the Board of Directors of Westinghouse Scientific Ecology Group, Inc. on January 31, 1989 and adopted by unanimous written consent by the Board of Directors of The Scientific Ecology Group, Inc. on January 31, 1989.

3. The shareholders entitled to vote thereon of The Scientific Ecology Group, Inc. approved and duly adopted and aforesaid Plan of Merger by the unanimous written consent of all shareholders held on January 31, 1989.

0308b/1

4. All of the shareholders of Westinghouse Scientific Ecology Group, Inc. entitled to vote on the aforesaid Plan of Merger consented to taking such action without a meeting, and the holders of the number of shares of Westinghouse Scientific Ecology Group, Inc. that would be necessary to authorize or take such action at a meeting of the shareholders and the corporation duly approved and adopted the aforesaid Plan of Merger without a meeting of said shareholders executed by them on January 31, 1989.

5. The merger of Westinghouse Scientific Ecology Group, Inc. with and into The Scientific Ecology Group, Inc. is permitted by the laws of the jurisdiction of organization of Westinghouse Scientific Ecology Group, Inc. and has been authorized in compliance with said laws.

6. The Scientific Ecology Group, Inc. will continue its existence as the surviving corporation under its present name pursuant, to the provisions of the Tennessee Business Corporation Act.

7. This merger is not to be effective when these Articles were filed by the Tennessee Secretary of State, but is to become effective at 11:59 P.M. on January 31, 1989.

Executed on January 31, 1989.

WESTINGHOUSE SCIENTIFIC ECOLOGY GROUP, INC.

By:	/s/ T. A. Christopher
	Name:	T. A. Christopher
	Capacity:	President

THE SCIENTIFIC ECOLOGY GROUP, INC.

By:	/s/ H. W. Arrowsmith
	Name:	H. W. Arrowsmith
	Capacity:	President

0308b/2

PLAN OF MERGER adopted by Westinghouse Scientific Ecology Group, Inc., a corporation for profit organized under the laws of the State of Delaware, by resolution of its Board of Directors on January 31, 1989 and adopted on January 31, 1989 by The Scientific Ecology Group, Inc., a corporation for profit organized under the laws of the State of Tennessee, by resolution of its Board of Directors on January 31, 1989. The names of the corporations planning to merge are Westinghouse Scientific Ecology Group, Inc., a corporation for profit organized under the laws of the State of Delaware, and The Scientific Ecology Group, Inc., a corporation for profit organized under the laws of the State of Tennessee. The name of the surviving corporation into which Westinghouse Scientific Ecology Group, Inc. plans to merge is The Scientific Ecology Group, Inc.

1. Westinghouse Scientific Ecology Group, Inc. and The Scientific Ecology Group, Inc. shall, pursuant to the provisions of the laws of the State of and the provisions of the Tennessee Business Corporation Act, be merged with and into a single corporation, to wit, The Scientific Ecology Group, Inc., which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Tennessee Business Corporation Act. The separate existence of Westinghouse Scientific Ecology Group, Inc., which is sometimes hereinafter referred to as the “non-surviving corporation”, shall cease upon the effective date of the merger in accordance with the laws of the jurisdiction of its organization.

2. The Charter of the surviving corporation upon the effective date of the merger shall be the Charter of said surviving corporation and said Charter shall continue in full force and effect until amended and changed in the manner

0308b/3

prescribed by the provisions of the Tennessee Business Corporation Act.

3. The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Tennessee Business Corporation Act.

4. The directors and officers in office of the surviving corporation shall resign as of the effective date of the merger and new directors and officers of the surviving corporation shall be elected as of the effective date of the merger, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the non-surviving corporation shall, upon the effective date of the merger , be converted into 1000 shares of the surviving corporation.

6. The merger of the non-surviving corporation with and into the surviving corporation shall be authorized in the manner prescribed by the laws of the jurisdiction of organization of the non-surviving corporation, and the Plan of Merger herein made and approved shall be submitted to the shareholders of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the Tennessee Business Corporation Act.

7. In the event that the merger of the non-surviving corporation with and into the surviving corporation shall have been duly authorized in compliance with the laws of the jurisdiction of organization of the non-surviving corporation, and in the event that the Plan of Merger shall have been

0308b/4

approved by the shareholders entitled to vote of the surviving corporation in the manner prescribed by the provisions of the Tennessee Business Corporation Act, the non-surviving corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Delaware and of the State of Tennessee, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

8. The Board of Directors and the proper officer of the non-surviving corporation and of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

9. This merger is not to be effective when these Articles and Plan of Merger were filed by the Tennessee Secretary of State, but is to become effective at 11:59 P.M. on January 31, 1989.

WESTINGHOUSE SCIENTIFIC ECOLOGY GROUP, INC.

By:	/s/ T. A. Christopher
Name:	T. A. Christopher
Capacity:	President

THE SCIENTIFIC ECOLOGY GROUP, INC.

By:	/s/ H. W. Arrowsmith
Name:	H. W. Arrowsmith
Capacity:	President

0308b/5

RECEIVED
STATE OF TENNESSEE

88 APR 21 PM 12:54	RECEIVED APR 18 1988

GENTRY CROWELL
SECRETARY OF STATE

CHANGE OF REGISTERED OFFICE AND REGISTERED AGENT

OF

THE SCIENTIFIC ECOLOGY GROUP. INC.

Pursuant to the provisions of Section 48-15-102 of the Tennessee Code Annotated, the undersigned corporation hereby submits this application to change its registered agent and registered office:

1. The name of the corporation is The Scientific Ecology Group, Inc.

2. The street address of its current registered office is 210 25th Avenue, North, Nashville, Tennessee 37203.

3. The current registered office is to be changed, and the street address of the new registered office is 3rd Floor, Metropolitan Federal Building, 230 Fourth Avenue, North, Nashville, Davidson County, Tennessee 37219-0757.

4. The name of the current registered agent is Thomas W. Steele.

5. The current registered agent is to be changed, and the name of the new registered agent is Allen D. Lentz.

6. After the changes, the street addresses of the registered office and the business office of the registered agent will be identical.

Dated this 18 day of April, 1988.

THE SCIENTIFIC ECOLOGY GROUP, INC.

By:	/s/ H.W. Arrowsmith
Hubert W. Arrowsmith, President

CHARTER

OF

THE SCIENTIFIC ECOLOGY GROUP, INC.

The undersigned natural person, having capacity to contract and acting as incorporator of a corporation under the Tennessee General Corporation Act, adopts the following charter for such corporation:

1. The name of the corporation is The Scientific Ecology Group, Inc.

2. The duration of the corporation is perpetual.

3. The address of the principal office of the corporation in the State of Tennessee shall be 710 South First Street, Nashville, Tennessee 37213, County of Davidson.

4. The corporation is for profit.

5. The purposes for which the corporation is organized are to collect, and compress, by means of compaction, shearing, shredding, incinerating, and all other methods to prepare all types and kinds of industrial waste, including but not limited to hazardous waste, and including, to the extent required, the decontamination of such hazardous waste for burial in approved land-fill sites and locations; and to perform any and all services of every kind and nature necessary or profitable in connection with the foregoing; and to engage in any other lawful business authorized by the laws of the State of Tennessee.

6. The maximum number of shares which this corporation shall have authority to issue is one million (1,000,000) shares of common stock, having a par value of one cent ($01/100) per share. The holders of common stock of the corporation shall not have or possess the preemptive right, or preemptive rights, to acquire shares or other securities of the corporation as otherwise provided by Sect. 48-713, Tennessee Code Annotated, or any other provisions of the laws of the State of Tennessee.

7. The corporation will not commence business until con sideration of One Thousand Dollars ($1,000.00) has been received for the issuance of shares.

8. The corporation shall have all powers vested in corporations for profit under the Tennessee General Corporation Act or other applicable law.

Dated February 5, 1985.

/s/ Thomas Wardlaw Steele
Thomas Wardlaw Steele
Incorporator

DESIGNATION OF REGISTERED AGENT OF THE SCIENTIFIC ECOLOGY GROUP, INC.

TO THE SECRETARY OF STATE OF THE STATE OF TENNESSEE:

Pursuant to the provisions of Section 48-1201 of the Tennessee General Corporation Act, the undersigned Incorporator of a domestic corporation being organized under the Act submits the following statement for the purpose of designating the Registered Agent for the corporation in the State of Tennessee:

1. The name of the corporation is The Scientific Ecology Group, Inc.

2. The name and address of its Registered Agent in the State of Tennessee shall be:

Thomas Wardlaw Steele

210 25th Ave., North, Suite 1212

Nashville, Tennessee 37203

Dated February [Illegible], 1985.

/s/ Thomas Wardlaw Steele
Thomas Wardlaw Steele
Incorporator of The Scientific
Ecology Group, Inc.